EXHIBIT 10.3

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER TH SECURITIES ACT OF 1933 9THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                       AGREEMENT FOR THE EXCHANGE OF STOCK

           AGREEMENT made this 11th day of November, 1998, by and between Platinum and Gold, Inc., a Nevada corporation, (hereinafter referred to as the "ISSUER") and the individuals listed in Exhibit A attached hereto, (the "SHAREHOLDERS"), which SHAREHOLDERS own all of the issued and outstanding shares of PLATINUM AND GOLD RECORDING & PUBLISHING COMPANY, a Florida corporation, ("PAG").

           In   consideration   of   the   mutual   promises,   covenants,   and
representations contained herein, and other good and valuable consideration,

           THE PARTIES HERETO AGREE AS FOLLOWS:

           1. EXCHANGE OF SECURITIES. Subject to the terms and conditions of this Agreement, the ISSUER agrees to issued to SHAREHOLDERS, 10,000,000 shares of the common stock of ISSUER, $.001 par value, in exchange for 100% of the issued and outstanding shares of PAG, such that PAG shall become a wholly owned subsidiary of the ISSUER.

           2. REPRESENTATIONS AND WARRANTIES. ISSUER represents and warrants to SHAREHOLDERS and PAG the following:

                     i. Organization. ISSUER is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Nevada. All actions taken by the ISSUER have been valid and in accordance with the laws of the State of Nevada.


                     ii. Capital The authorized capital stock of ISSUER consists of 20,000,000 shares of common stock, $.001 part value, of which 11,600,000 are issued and outstanding, and 1,000,000 shares of preferred stock, par value $.001, none of which are issued. All outstanding shares are fully paid and non assessable, free of liens, encumbrance, options, restrictions and legal or equitable rights of others not a part to this Agreement. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ISSUER to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding shares of ISSUER are subject to any stock restriction agreements. All of the shareholders of ISSUER have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of Nevada.

                     iii.   Financial Statements.   Exhibit B  to this Agreement
includes the balance sheet of ISSUER as of November 30, 1998, and the related statements of income and retained earnings for the period then ended. The


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financial  statements have been prepared in accordance  with generally  accepted accounting principles consistently followed by ISSUER throughout the periods indicated, and fairly present the financial position of ISSUER as of the date of the balance sheet in the financial statements, and the results of its operations for the periods indicated.

                     iv. Absence of Changes. Since the date of the financial statements, there has not been any change in the financial condition or operations of ISSUER, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

                     v. Liabilities. ISSUER does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the ISSUERS' financial statement. ISSUER is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving ISSUER or its common stock. There is no dispute of any kind between ISSUER and any third party, and no such dispute will exist at the closing of this Agreement. At closing, ISSUER will be free from any and all liabilities, liesn, claims and/or commitments.

                     vi. Ability to Carry Out Obligations. ISSUER has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by ISSUER and the performance by ISSUER of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which ISSUER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause ISSUER to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of ISSUER or upon the securities of ISSUER to be acquired by SHAREHOLDERS.

                     vii. Full Disclosure. None of the representations and warranties made by the ISSUER, or in any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

                     viii. Contract and Leases. ISSUER is not currently carrying on any business and is not a party to any contract, agreement or lease. No person holds a power of attorney from ISSUER.

                     ix. Compliance with Laws. ISSUER has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to ISSUER. ISSUER has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

                     x. Litigation. ISSUER is not (and has not been) a part to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the ISSUER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against ISSUER and ISSUER is not subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

                     xi. Conduct of Business. Prior to the closing, ISSUER shall conduct its business in the normal course.

                     xii. Corporate Documents. Copies of each of the following documents, which are true, complete and correct in all material respects, will


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be attached to and made a part of this Agreement:

                 1.        Articles of Incorporation;
                 2.        Bylaws;
                 3.        List of Officers and Directors;

                     xiii. Documents. All minutes, consents or other documents pertaining to ISSUER to be delivered at closing shall be valid and in accordance with both the laws of Nevada and of Florida.

                     xiv. Title. The Shares to be issued to SHAREHOLDERS will be, at closing, free and clear of all liens, security interests, pledges, charges, claims and encumbrances of any kind. They will, however, be RESTRICTED SECURITIES, as that term is defined by the Securities Act of 1933. The Shares to be issued to SHAREHOLDERS will not be Registered, but will be issued pursuant to an exemption from Registration. They will be subject to certain resale restrictions imposed by Rule 144, or other applicable provisions of state and/or Fed3eral law. However, none of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement. The ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to SHAREHOLDERS. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares to SHAREHOLDERS, impair, restrict or delay SHAREHOLDERS' voting rights with respect to the Shares.

           3. SHAREHOLDERS and PAG represent and warrant to ISSUER the following:

                     i. Organization. PAG is a corporation duly organized, validly existing, and in good standing under the laws of Florida, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Florida. All actions taken by the incorporators, directors and shareholders of PAG have been valid and in accordance with the laws of the State of Florida.

                     ii. Shareholders and Issued Stock. Exhibit A annexed hereto sets forthe the names and share holdings of 100% of PAG's shareholders.

                     iii. Listing Stock for Trading. Upon closing, SHAREHOLDERS and PAG shall take all steps reasonably necessary to get the ISSUER's common stock listed for trading in NASD Automated Bulletin Board and to, as soon as practicably possible, have the company listed with Standard & Poors or Moodys in their Accelerated Corporate Report.

                     iv. Counsel. SHAREHOLDERS and PAG represent and warrant that prior to Closing, that they are represented by independent counsel or have had the opportunity to retain independent counsel to represent them in this transaction and that prior to Closing, the law offices of Donald F. Mintmire & Associates has acted as exclusive counsel tot he ISSUER and has not represented either the SHAREHOLDERS or PAG in any manner whatsoever.

           4. INVESTMENT INTENT. SHAREHOLDERS agrees that the Shares being issued pursuant to this Agreement may be sold, pledged, assigned hypothecate or otherwise transferred, with or without consideration (a "Transfer"), only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of ISSUER. SHAREHOLDERS agrees, prior to any Transfer, to give written notice to ISSUER expressing his desire to effect the transfer and describing the proposed transfer.


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           5. CLOSING.  The closing of this transaction  shall take place at the law offices of Donald F. Mintmire, 265 Sunrise Avenue, Suite 204, Palm Beach, Florida. Unless the closing of this transaction takes place on or before November 30, 1998, then either party may terminate this Agreement.

           5. EXPENSE PROVISION. ISSUER and PAG agree to and shall reimburse the other for any and all expenses, debts, claims or similar charges not disclosed to the other herein and further agree that such items, if any, may be offset by either party against any amounts owed or due the other.

           6.    DOCUMENTS TO BE DELIVERED AT CLOSING.

                     o         By the ISSUER

                               (1)    Board of Directors Minutes authorizing the
issuance of a certificate or certificates for 10,000,00 Shares, registered in the names of the SHAREHOLDERS equal to their pro-rata holdings in PAG.

                               (2)    The resignation of all officers of ISSUER.

                               (3)    A Board of Directors resolution appointing
such person as SHAREHOLDERS designate as a director(s) of ISSUER.

                               (4)   The  resignation  of  all  the directors of
ISSUER, except that of SHAREHOLDERS designee, dated subsequent to he resolution described in 3, above.

                               (5)     Unaudited financial statements of ISSUER,
which shall include a balance sheet dated as of November 30, 1998 and statements of operations, stockholders equity and cash flows for the twelve month period then ended.

                               (6)     All of the business and corporate records
of ISSUER, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meeting, financial statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

                               (7)   Such other minutes of ISSUER's shareholders
or directors as may reasonably be required by SHAREHOLDERS.

                               (8)   Within 30 days of closing, a private place-
ment memorandum pursuant to Rule 504 of Regulation D as promulgated under the Securities Act of 1933.

                               (9)   An  Opinion Letter  from  ISSUER's Attorney
attesting to the validity and condition of the ISSUER.

                     ii.       By SHAREHOLDER AND PAG:

                               (1)    Delivery to the ISSUER, or to its Transfer
Agent, the certificates representing 100% of the issued and outstanding stock of PAG.

                               (2)    Consents signed by all the shareholders of
PAG consenting to the terms of this Agreement.


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           7.       REMEDIES.

                     i. Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Palm Beach County, Florida in accordance with the Commercial Rules of the American Arbitration Association then existing. The arbitrator assigned shall have authority and power to decide all arbitratible issues. Judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. The prevailing party in such claim or controversy shall be entitled to recover all costs and expenses of such claim or controversy, including attorneys fees from the non-prevailing party.

           8.        MISCELLANEOUS.

                     i. Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in now way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

                     ii. No Oral change. This Agreement and any provision herein may not be waived, changed, modified, or discharged orally, but only by a written agreement signed by both parties to this Agreement.

                     iii. No Waiver. Except as otherwise provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (a) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (b) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (c) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

                     iv. Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

                     v. Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

                     vi.  Counterparts.   This  Agreement  may  be  executed
simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     vii. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:



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ISSUER:                                   Dale B. Finfrock
                                          P.O. Box 669
                                          Palm Beach, FL 33480

With a copy to:                           Donald F. Mintmire, Esquire
                                          265 Sunrise Avenue, Suite 204
                                          Palm Beach, FL 33480

PAG:                                      Carol Neal
                                          12724 N.W. 11th Ct.
                                          Sunrise Fl 33323

           IN WITNESS WHEREOF, the undersigned has executed this Agreement this 11th day of November, 1998.


PLATINUM AND GOLD, INC.                        PLATINUM AND GOLD RECODING &
                                               PUBLISHING COMPANY


By: /s/ Dale B. Frinfrock                      By: /s/ Carol Neal
--------------------------                     --------------------------
Dale B. Frinfrock, President                    Carol Neal, President